Newtek Business Services Holdco 6, Inc. 4800 T-Rex Avenue, Suite 120 Boca Raton, Florida 33431 Independent Accountants’ Report on Applying Agreed-Upon Procedures We have performed the procedures described below, related to certain information with respect to a portfolio of Business Loans (as defined below) in connection with the proposed offering of NALP Business Loan Trust 2025- 2. Newtek Business Services Holdco 6, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Statistical Loan File. Additionally, Deutsche Bank Securities Inc., Capital One Securities, Inc. and Santander US Capital Markets LLC (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose. Agreed-Upon Procedures On November 16, 2025, at the instruction of the Company, we accessed the “Company Website” (https://vault.newtekone.com) and obtained a computer-generated business loan data file and related record layout (the “Statistical Loan File”) containing data, as represented to us by the Company, as of the close of business on October 31, 2025, with respect to 42 business loans (the “Business Loans”). At the instruction of the Company, we performed certain comparisons and recomputations for each of the Business Loans relating to the business loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below. Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com Member of Deloitte Touche Tohmatsu Limited

Characteristics

| | |
|---|---|
| 1. Loan number (for informational purposes only) | 28. FICO Score Max |
| 2. "Borrower Name" | 29. Days Past Due |
| 3. Loan Amount | 30. Loan Purpose |
| 4. State | 31. DSC |
| 5. Zip code | 32. DSC Method |
| 6. Original Term (Months) | 33. Net Market Value of CRE |
| 7. Base Rate | 34. Lien Position CRE |
| 8. Spread | 35. Net Market Value of RRE |
| 9. Floating/Variable | 36. Lien Position RRE |
| 10. Pay Frequency | 37. Net Market Value of M&E |
| 11. Note Date | 38. Lien Position M&E |
| 12. Next Payment Due Date | 39. Net Market Value of F&F |
| 13. Maturity Date | 40. Lien Position F&F |
| 14. Current Interest Only Indicator (Y/N) | 41. Net Market Value of A/R and Inventory |
| 15. Date P&I Payments Start* | 42. Lien Position A/R and Inventory |
| 16. # of Interest Only Payments* | 43. Net Market Value of Liquid Assets |
| 17. Remaining Interest Payments * | 44. Lien Position Liquid Assets |
| 18. First Payment Due Date | 45. Net Market Value of Other Collateral |
| 19. Prepayment Penalty | 46. Lien Position Other Collateral |
| 20. Payment Amount** | 47. NAICS code |
| 21. Coupon % | 48. Description (by 3 Digit NAICS Description) |
| 22. Updated Gross P & I Payment* | 49. Remaining Term (Months) |
| 23. Status | 50. Remaining Term Amortizing (Months)* |
| 24. Current Borrower Balance | 51. Seasoning (Months) |
| 25. Primary Collateral | 52. Primary Collateral as a % of Total Collateral |
| 26. Total Primary Collateral - Net Market | 53. Years in Business |
| 27. Total Collateral - Net Market Value | 54. Origination LTV (Net Market) |

*For Business Loans with a Current Interest Only Indicator of "y" as set forth on the Note (as defined below) only.

**For Business Loans with a Current Interest Only Indicator of "n" as set forth on the Note (as defined below) only

We compared Characteristics 2. through. 19. to the corresponding information set forth on or derived from the Promissory Note (the "Note").

We compared Characteristics 20. through 22. to the corresponding information set forth on or derived from the Note or to screen shots from the Company's servicing system (the "Servicing System Screen Shots").

We compared Characteristics 23. and 24. to the Servicing System Screen Shots.

We compared Characteristics 25. through 47. to the corresponding information set forth on or derived from the Credit Write Up or Modified Credit Write Up (collectively, the "Credit Write Up").

Using the NAICS code set forth on the Credit Write Up, we compared Characteristic 48. to the corresponding information set forth on the "US Census Bureau Website" http://www.census.gov/geo/.

With respect to our comparison of Characteristic 49., we recomputed the Remaining Term as the number of months between (i) the Maturity Date (as set forth on the Note) and (ii) October 31, 2025. We compared such recomputed information to the corresponding information set forth on the Statistical Loan File.

With respect to our comparison of Characteristic 50., for Business Loans with a Current Interest Only Indicator (as set forth on the Note) of (i) "n," we recomputed the Remaining Term Amortizing as the number of months between (a) the Maturity Date (as set forth on the Note) and (b) October 31, 2025 and (ii) "y," we recomputed the Remaining Term Amortizing as the number of months between (a) the Maturity Date (as set forth on the Note) and (b) October 31, 2025 minus (c) the Remaining Interest Payments (as derived from the Note). We compared such recomputed information to the corresponding information set forth on the Statistical Loan File.

With respect to our comparison of Characteristic 51., we recomputed the Seasoning as the difference between (i) the Original Term (as set forth on the Note) from (ii) the Remaining Term (as determined above). We compared such recomputed information to the corresponding information set forth on the Statistical Loan File. With respect to our comparison of Characteristic 52., we recomputed the Primary Collateral as a % of Total Collateral as the quotient of (i) the Total Primary Collateral - Net Market (as set forth on the Credit Write Up) and (ii) the Total Collateral - Net Market Value (as set forth on the Credit Write Up). We compared such recomputed information to the corresponding information set forth on the Statistical Loan File. With respect to our comparison of Characteristic 53., we recomputed the Years in Business as the number of years between (i) the “date business established” (as set forth on the Credit Write Up) and (ii) October 31, 2025. We compared such recomputed information to the corresponding information set forth on the Statistical Loan File. With respect to our comparison of Characteristic 54., we recomputed the Origination LTV as the quotient of (i) the Loan Amount (as set forth on the Note) and (ii) the Total Collateral - Net Market Value (as set forth on the Credit Write Up). We compared such recomputed information to the corresponding information set forth on the Statistical Loan File. For purposes of our procedures and at your instruction: • with respect to our comparison of Characteristics 33., 35., 37., 39., 41., 43. and 45., differences of $2.00 or less are deemed to be “in agreement;” and • with respect to our comparison of Characteristics 34., 36., 38., 40., 42., 44. and 46., we did not perform any procedures for Business Loans with an applicable “net market value” of $0.00 (as set forth on the Credit Write Up). The business loan documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Business Loans. Agreed-Upon Procedures’ Findings The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents, except as indicated in Appendix A. Supplemental information is contained in Appendix B. ****** We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Business Loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Business Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies. It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services. None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations. None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization. This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties. Yours truly, /s/Deloitte & Touche LLP December 1, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 1, 2025. In applying our agreed-upon procedures as outlined above, we observed the following: Exception Description Number Exception Description 1 Two differences in First Payment Due Date. 2 One difference in Payment Amount. 3 One difference in Updated Gross P & I Payment. 4 One difference in Lien Position CRE. 5 One difference in Net Market Value of RRE. 6 One difference in Lien Position RRE. 7 One difference in Lien Position M&E. The information above reflects the procedures performed and is subject to the conditions set forth in the agreed- upon procedures report to which this appendix is attached.

Appendix B **to Independent Accountants' Report on Applying Agreed**-Upon Procedures issued by Deloitte & Touche LLP dated December 1, 2025.

Supplemental Information Related to the Findings Set Forth on Appendix A

| Exception Description Number | Business Loan number | Characteristic | Characteristic set forth on the Statistical Loan File | Characteristic set forth on or derived from the Loan Documents |
|---|---|---|---|---|
| 1 | NBL216731-1 | First Payment Due Date | 9/1/2025 | 9/1/2019 |
| 1 | NBL236779-1 | First Payment Due Date | 9/1/2025 | 12/1/2019 |
| 2 | NBL236779-1 | Payment Amount | $80,548.17 | $80,549.00 |
| 3 | NBL236779-1 | Updated Gross P & I Payment | $80,548.17 | $80,549.00 |
| 4 | NBL2767461 | Lien Position CRE | 3 | 2 |
| 5 | NBL2808816 | Net Market Value of RRE | $287,686.00 | $287,886.00 |
| 6 | NBL2798619-1 | Lien Position RRE | 1 | 2 |
| 7 | NBL2767563 | Lien Position M&E | 2 | 3 |

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.